Exhibit 99.2

Thank you for joining the conference call to introduce the proposed merger agreement between GX Acquisition Corp. and Celularity Inc. I would like to introduce Dean Kehler, Co-Chief Executive Officer of GX Acquisition Corp., to start the call.

DEAN KEHLER:

Thank you, everyone, and good morning. Before we discuss what we believe is a very exciting announcement and a significant milestone for both Celularity and GX Acquisition Corp., I will share some important disclaimers.

Please note that today’s presentation is neither an offering of securities nor a solicitation of a proxy vote. The information discussed today is qualified in its entirety by the Current Report on Form 8-K that was filed by GX Acquisition Corp. today and may be accessed on the SEC’s website. The stockholders of GX Acquisition Corp. are urged to read the Form 8-K and other SEC filings in connection with the proposed transaction carefully because they will contain important information about the proposed transaction and Celularity’s business.

Additionally, during the presentation, we will make certain forward-looking statements that reflect our current views related to our future financial performance, future events, and industry and market conditions; as well as forward-looking statements related to the business combination, including the anticipated timing, proceeds and benefits of the transaction, as well as statements about the potential attributes and benefits of Celularity’s therapeutic candidates and the format and timing of Celularity’s therapeutic development activities and clinical trials.

These forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from such forward-looking statements. We strongly encourage you to review the Form 8-K filed today, including the press release and presentation included in that Form 8-K, as well as the information that GX Acquisition Corp. files with the SEC regarding specific risks and uncertainties, particularly those described in the risk factors section of GX Acquisition Corp.’s most recent filings. GX Acquisition Corp. does not assume any obligation or intent to update any forward-looking statements except as required by law.

We are pleased to announce today our business combination with Celularity, a leader in cell therapy. Cell therapy is one of the most exciting areas of biotech. We believe Celularity has the potential to become a leader—possibly the leader—in developing off the shelf allogeneic cell therapies for oncology, infectious and degenerative diseases, and other indications.

As we will discuss on this call, we believe that Celularity’s existing programs could lead to multiple drug registrations, and if approved, have the potential to help a lot of very sick people who desperately need help.

We founded GX intending to find that one special, transformative company that fills a critical need and can grow dramatically. In so doing, it can create attractive stockholder returns for many years to come. We have been fortunate in our careers to have been involved in several ground-breaking investments that became public companies, and our goal has been to find another one of these to be the merger partner for GX. Since completing our IPO, we have evaluated many dozens of companies in-depth, but none was as compelling an opportunity as Celularity. Let me explain why:

First, what is going on in biotech is nothing short of revolutionary. Scientists’ understanding of human biology allows new therapies to be created today that were beyond imagination just 20 years ago.

Second, within biotech, cell therapy, especially allogeneic cell therapies, has become highly important. Those who follow the industry know that, even in the past few weeks since ASH, the big hematology conference, interest in this area has accelerated.

Celularity has proprietary science and a unique platform in cell therapy. Celularity uses cells derived from healthy postpartum pregnancies as its raw material. In a minute, you will hear why we believe that the inherent biologic properties of placental-based cell therapies represent a significant advantage—a game-changer—for Celularity, and a major differentiator compared with other companies. We believe that Celularity’s extensive IP relating to the placenta creates a significant “moat.”

Celularity also is unique because it has a state-of-the-art, up-and-running manufacturing facility and many years of experience manufacturing cell therapy products. We believe that Celularity’s manufacturing facility, and its expertise in manufacturing cell therapy products over many years, represent another, significant moat.

One minute on the transaction: Celularity will merge into a GX subsidiary in a transaction that values Celularity’s existing equity at $1.25 billion. We have raised approximately $80 million PIPE from certain of Celularity’s existing stockholders or their affiliates and other unaffiliated investors. Celularity’s existing investors will roll all their equity into the new company and will take no money out of the transaction; in fact, because existing Celularity stockholders are investing in the PIPE, capital invested by existing Celularity stockholders will increase as a result of this transaction. To us, this represents a wonderful vote of confidence.

Assuming no redemptions by GX’s existing stockholders, the company will have a pro forma market cap of $1.7 billion, with $372 million of total expected proceeds from the PIPE and cash held in GX Acquisition Corp.’s trust account will be added to the balance sheet (assuming no stockholder redemptions are effected). This cash is expected to be sufficient to fund the company’s business plan for the next several years. We expect the transaction to close in the second quarter of 2021, subject to, among other things, approval by GX’s and Celularity’s stockholders and the satisfaction or waiver of other customary closing conditions.

Celularity has an experienced board of directors, and a seasoned management team, led by its founder, Chairman and CEO, Dr. Robert Hariri. Let me tell you a little about him. Dr. Hariri is a true visionary and a Renaissance person: He was a Division 1 varsity athlete in college; a military surgeon and jet aviator. He completed his undergraduate education at Columbia University and received his M.D. and Ph.D. from Cornell where he trained as a surgeon and currently serves on the adjunct faculty of the Department of Neurosurgery and Board of Overseers at Weill Cornell Medical College He was the recipient of numerous awards including a two-time Thomas Edison Award winner, and the recipient of the Pontifical Medal for Innovation bestowed by Pope Francis, during his time at Cornell and as a serial entrepreneur who started several successful companies; the holder of over 170 issued and pending patents; the author of over 200 academic papers; and most importantly for this conversation, he is the father of placental cell therapy that is based on using healthy, postpartum placentas as raw material, the technology foundation of Celularity.

It is my great pleasure to introduce Robert J. Hariri, M.D., Ph.D., Chairman and Chief Executive Officer of Celularity Inc.

ROBERT J. HARIRI:

Thank you, Dean, for your steadfast belief in Celularity’s mission. I would also like to thank Genting Berhad led by Tan Sri Lim Kok Thay, Starr Companies led by Chairman Maurice R. Greenberg, and Sorrento Therapeutics led by Chairman and CEO Henry Ji. It’s been an honor to work with you, and we truly appreciate your confidence and commitment to Celularity.

Let me now introduce everyone to Celularity. Please note that along with our announcement today, GX filed an investor presentation deck that provides details on Celularity and this proposed transaction. I will reference a number of these slides in that presentation in my remarks.

Celularity is a clinical-stage biotechnology company leading the next evolution in cellular medicine to off-the-shelf, allogeneic cellular therapies derived from the postpartum human placenta. Today’s announcement demonstrates Celularity’s commitment to a new and cutting-edge approach to our science and how we think creatively about capitalizing the company and advancing our mission of delivering best-in-class and more affordable therapies to patients with unmet medical needs. As you’ll see on SLIDE 6, Celularity’s current science is the product of over two decades of research and development. Celularity has its roots in Anthrogenesis Corporation, a company I founded in 1998 that was acquired in 2002 by Celgene Corporation.

By harnessing the cellular platform of the placenta’s unique biology, along with our deep experience developing therapies from this unique cell source and our extensive IP portfolio, we believe that Celularity will be able to target large markets with unmet needs and develop safe and effective therapies to treat cancer, infectious and degenerative diseases. All cells derived from our placental platform are naturally engineered to rapidly proliferate, remain potent through numerous expansions, and avoid immune rejection providing Celularity with an industry-leading potential for allogeneic therapeutic development.

On SLIDE 11, you’ll see we have a diverse and seasoned management team, some of whom have been working together for over a decade on cellular medicines, since our days at Anthrogenesis and then Celgene. It is important to note that our clinical team has decades of industry experience discovering, developing, and launching some of the most innovative therapies in immuno-oncology.

SLIDES 8 and 9 show what we believe is the core of our value proposition - a broad pipeline of therapeutic candidates across multiple indications, enabled by the biologic advantage possessed by cells derived from the placenta. Our platform allows for development of a diverse array of allogeneic cellular medicines including CAR-T cells, unmodified and genetically modified NK cells, as well as Adherent mesenchymal-like stromal cells (ASCs) to treat hematologic malignancies, solid tumors, infectious and degenerative diseases.

Our T cells, NK cells and ASCs are each capable of being developed into multiple different therapeutics. We believe our CAR T cells can be developed with all currently available CAR constructs. Similarly, we believe our NK cells can be combined with all currently approved monoclonal antibodies effective in treating cancer and be modified with CAR constructs. While we have a broad current pipeline, our unique and renewable cell platform allows us to draw upon continuing clinical developments to fuel future pipeline candidates and to assess our own combination therapies (i.e. combined CAR T and NK cells). We have four active trials, and we expect to submit INDs for three programs, creating five Phase I and Phase II programs in the clinic by the end of 2021.

On SLIDES 14-18, you’ll see that we are developing CyCART-19, a placenta-derived CAR-T cell therapy that is cryopreserved, allogeneic and off-the-shelf. CyCART-19 is in development for the treatment of B-cell malignancies, targeting the CD19 receptor. Unlike adult peripheral blood mononuclear cell-derived T cells, placenta-derived CAR T cells are mostly naïve (CD45RA+), expand readily ex vivo, express markers of stem cell memory, and have lower expression of effector or exhaustion markers, allowing for greater proliferative potential of these cells in vivo and avoidance of immune rejection. Celularity plans to file an IND and commence a Phase 1/2a clinical trial for CyCART-19 in 2021.

On SLIDES 19-26, you’ll see our clinical experience with CYNK-001, our unmodified off-the-shelf natural killer cells, and how that experience guides both our on-going trials with this therapy, as well as our trial design for upcoming IND’s. We are currently evaluating CYNK-001 -- the only cryopreserved, allogeneic, off-the-shelf, NK cell therapy being developed from placenta hematopoietic stem cells as a potential treatment option for various hematologic cancers, solid tumors, and infectious diseases. CYNK-001 is in development for the treatment of acute myeloid leukemia (“AML”), a blood cancer, and for glioblastoma multiforme (“GBM”), a solid tumor cancer, as well as for COVID-19. CYNK-001 is currently in a Phase 1 trial (for AML and other blood cancers) and in Phase 1/2a trials (for both GBM and COVID-19). Celularity plans to commence pivotal Phase 2 trials of CYNK-001 for the treatment of both AML and GBM in 2021.

We are developing CYNK-101, adding “punching power” of genetic modification to our placenta-derived natural killer cells. CYNK-101 is a cryopreserved, allogeneic, off-the-shelf cell therapy that enables combination therapies with monoclonal antibodies by enhancing ADCC. Celularity plans to submit an IND in 2021 for CYNK-101, which will be evaluated in combination with a mAB, to target HER2+ cancers, such as gastric cancer.

On SLIDES 34-36, we discuss our experience in degenerative diseases and autoimmune disorders, and importantly, our newly developed APPL-001, a placenta-derived ASC being developed for the treatment of Crohn’s disease and other conditions. Our early trials in Crohn’s suggested encouraging and durable responses. We also saw promising results with intra-muscular injections for DFU and diabetic peripheral neuropathy. Leveraging that experience, we developed a new therapeutic candidate using genetic modification to knock out tissue factor. Celularity plans to submit an IND for APPL-001 in 2021 and to commence a pivotal Phase 1/2a trial of APPL-001 for the treatment of Crohn’s disease in 2022

The transaction we are announcing today is expected to close during the second quarter of 2021 and is subject to customary closing conditions. Following the closing, Celularity will become a public company, and we expect to have proceeds of approximately $372 million before transaction expenses to invest in our science. By securing new financing and entering the public market, we believe that Celularity will have the resources we need to advance our extensive pipeline, in the hopes of bringing new treatments to patients struggling with cancer and infectious and degenerative diseases.

With that, I would like to close. Thank you for joining us today.

Additional Information about the Business Combination and Where to Find It

GX Acquisition Corp. intends to file a registration statement with the U.S. Securities and Exchange Commission (“SEC”), which will include a preliminary proxy statement to be distributed to holders of GX Acquisition Corp.’s common stock in connection with GX Acquisition Corp.’s solicitation of proxies for the vote by GX Acquisition Corp.’s stockholders with respect to the business combination and other matters as described in the registration statement and a prospectus relating to the offer of the securities to be issued to Celularity’s stockholders in connection with the business combination. After the registration statement has been filed and declared effective, GX Acquisition Corp. will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the business combination and the other proposals regarding the business combination set forth in the registration statement. GX Acquisition Corp.’s stockholders and other interested persons are advised to read, once available, the registration statement, including the preliminary proxy statement / prospectus contained therein, and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with GX Acquisition Corp.’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the business combination, because these documents will contain important information about GX Acquisition Corp., Celularity and the business combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement/prospectus, once available, as well as other documents filed with the SEC regarding the business combination and other documents filed with the SEC by GX Acquisition Corp., without charge, at the SEC’s website located at www.sec.gov or by directing a request to GX Acquisition Corp., 1325 Avenue of the Americas, 25th Floor, New York, NY 10019.

Participants in the Solicitation

GX Acquisition Corp., Celularity and their respective directors and officers may be deemed participants in the solicitation of proxies of GX Acquisition Corp.’s stockholders in connection with the business combination. GX Acquisition Corp.’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of GX Acquisition Corp. in GX Acquisition Corp.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 24, 2020, and GX Acquisition Corp.’s Definitive Proxy Statement on Schedule 14A, which was filed with the SEC on December 4, 2020.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of GX Acquisition Corp.’s stockholders in connection with the business combination and other matters to be voted upon at the special meeting will be set forth in the registration statement for the business combination. Additional information regarding the interests of participants in the solicitation of proxies in connection with the business combination will be included in the registration statement for the business combination.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the business combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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